Exhibit 10.2
INVESTOR RIGHTS AGREEMENT
     This INVESTOR RIGHTS AGREEMENT (this “AGREEMENT”) is entered into as of February ___, 2007, by and among Cruisestock, Inc., a Texas corporation (the “COMPANY”), and each of the persons identified as Series A investors on Exhibit A attached to this Agreement (the “SECURITY HOLDERS”).
RECITALS:
     A. Each Security Holders has executed and delivered to the Company a Securities Purchase and Share Exchange Agreement dated as of even date herewith (the “PURCHASE AGREEMENT”) to purchase Series A Convertible Preferred Stock, Series A Warrants and Series B Warrants. The Series A Convertible Preferred Stock, Series A Warrants, and Series B Warrants are collectively referred to as the “SECURITIES.”
     B. To induce the Security Holders to acquire the Securities, the Company hereby agrees that this Agreement shall govern the rights of the Security Holders and the Company.
     In consideration of the foregoing recitals and for good and other valuable consideration hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1. DEFINITIONS. For purposes of this Agreement:
     “AFFILIATE” means with respect to any individual, corporation, partnership, association, trust, or any other entity (in each case, a “PERSON”), any Person that, directly or indirectly, Controls, is Controlled by, or is under common Control with such Person, including, without limitation, any general partner, executive officer, or director of such Person or any holder of ten percent or more of the outstanding equity or voting power of such Person.
     “CERTIFICATE OF DESIGNATIONS” means the Company’s Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock.
     “CLOSING” means the closing of the sale of Company Securities to the Security Holders.
     “COMMON STOCK” means shares of the Company’s common stock.
     “CONTROL” means the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by agreement or otherwise).
     “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “EXEMPT SECURITIES” means (i) shares of Common Stock issued or deemed issued to employees or directors of, or consultants to, the Company or any of its subsidiaries for services rendered pursuant to a plan, agreement, or arrangement approved by the Board of

Directors of the Company; (ii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the date hereof; (iii) shares of Common Stock issued in connection with any stock split or stock dividend of the Company; (iv) the issuance of shares of Common Stock of the Company in connection with a bona fide joint venture or business acquisition of or by the Company approved by the Board of Directors, whether by merger, consolidation, sale of assets, sale or exchange of stock, or otherwise; (v) the issuance of Series A Preferred Stock, Series A Warrants and Series B Warrants (including penalty warrants issued pursuant to Section 2.1 below) in connection with the Offering, and the issuance of Common Stock upon conversion or exercise of the Series A Preferred Stock, Series A Warrants or Series B Warrants, (including penalty warrants issued pursuant to Section 2.1 below); (vi) warrants issued to Midtown Partners & Co., LLC, as placement agent in connection with the Offering, and shares of Common Stock issued in connection with the exercise thereof; (vii) the Qualified Financing (as defined in the Certificate of Designations); and (viii) in the event less that than [1,500,000] shares of Series A Preferred Stock are issued at the Closing, that number of shares of Series A Preferred Stock equal to [1,500,000], minus the number of shares of Series A Preferred Stock issued at the Closing.
     “GAAP” means generally accepted accounting principles.
     “HOLDER” means any Series A Investor owning or having the right to acquire Registerable Securities or any assignee thereof.
     “IMMEDIATE FAMILY MEMBER” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a person referred to herein.
     “NEW SECURITIES” means equity securities of the Company, whether now authorized or not, or rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for such equity securities; provided, however, that New Securities shall not include the Exempt Securities.
     “OFFERING” means the Company’s offering of up to [1,500,000] shares of Series A Preferred Stock, at a price of $1.00 for each share of Series A Preferred Stock.
     “PREFERRED STOCK” means shares of the Company’s preferred stock.
     “REGISTER,” “REGISTERED,” and “REGISTRATION” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.
     “REGISTERABLE SECURITIES THEN OUTSTANDING” means the number of shares determined by adding the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registerable Securities (as defined below in Section 2(a)(i)).

     “SEC” means the United States Securities and Exchange Commission.
     “SEC RULE 144” means Rule 144 promulgated by the SEC under the Securities Act.
     “SEC RULE 144(E)” means Rule 144(e) promulgated by the SEC under the Securities Act.
     “SECURITIES ACT” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
     “SERIES A PREFERRED STOCK” means shares of the Company’s Series A Convertible Preferred Stock, $1.00 stated value.
     “SERIES A WARRANTS” means the Series A Warrants to the Security Holders in connection with the Offering.
     “SERIES B WARRANTS” means the Series B Warrants to the Security Holders in connection with the Offering.
     “SHARES” means shares of capital stock of the Company at any time outstanding, including shares of Preferred Stock and shares of Common Stock issued or issuable upon exercise or conversion, as applicable, of stock options, warrants, or other convertible securities of the Company, in each case, now owned or subsequently acquired by any stockholder, or such stockholder’s successors or assigns.
     “SUBSIDIARY” means any entity of which securities or other ownership interests having voting power to elect a majority of the board of directors or other Persons performing similar functions or otherwise granting the holder Control are directly or indirectly beneficially owned by the Company, including without limitation, Company.
2. REGISTRATION RIGHTS. The Company covenants and agrees as follows
     a. REGISTRATION RIGHTS UPON COMPLETION OF CLOSING; ADDITIONAL WARRANTS.
          i. The Company hereby agrees to file, at its sole cost and expense, a registration statement on Form SB-2 (or an alternative available form if the Reporting Company is not eligible to file a Form SB-2) (the “REGISTRATION STATEMENT”) with the SEC no later than sixty (60) days after the date of the Closing, registering the following securities issued by the Company: (i) all shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock; (ii) all shares of Common Stock issued or issuable upon exercise of the Series A Warrants; (iii) all shares of Common Stock issued or issuable upon exercise of the Series B Warrants; (iv) all shares of Common Stock issued or issuable pursuant to Section 3(a) below; and (v) all shares of Common Stock issued or issuable upon exercise of penalty warrants, if any, issued pursuant to Section 2(a)(ii) below (collectively, the “REGISTERABLE SECURITIES”). The Company hereby agrees to use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC within one hundred fifty (150) days after the date of the Closing; provided, however, that if the Company receives a review by, and comments from, the SEC, then the registration effective date may be extended by an additional thirty (30) days without penalties accruing pursuant to Section 2(a)(ii) below.
          ii. If the Company does not file the Registration Statement within sixty (60) days after the date of the Closing (the “FILING DEADLINE”), then, in lieu of monetary damages or specific performance, the Company shall immediately issue to the each Series A Investor an additional Series A Warrant exercisable for the number of shares of Common Stock equal to 1.5% of the sum of (i) the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock held by each such Series A Investor, and (ii) the number of shares of Common Stock issuable upon exercise of the Series A Warrants held by each such Series A Investor. In addition, for each subsequent thirty (30) day period after the Filing Deadline that the Registration Statement is not filed, then, in lieu of monetary damages or specific performance, the Company shall issue to each Series A Investor an additional Series A Warrant exercisable for the number of shares of Common Stock equal to 1.5% of the sum of (i) the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock held by each such Series A Investor, and (ii) the number of shares of Common Stock issuable upon exercise of the Series A Warrants held by each such Series A Investor; provided, however, that in no event shall the aggregate number of shares of Common Stock issuable upon exercise of the Series A Warrants issued pursuant to this Section 2(a)(ii) exceed nine percent (9.0%) of the Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Series A Warrants originally issued on the date of this Agreement. The penalty warrants issuable under this subparagraph (b) shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reclassification, or other similar event affecting the common shares issuable upon conversion of the Series A Preferred Stock and exercise of the Series A Warrants.
          iii. If the Company’s Registration Statement is not declared effective by the SEC within one hundred fifty (150) days after the date of the Closing (or one hundred eighty (180) days if extended, as provided in Section 2(a)(i) above), then, in lieu of monetary damages or specific performance, the Company shall immediately issue to each Series A Investor an additional Series A Warrant exercisable for the number of shares of Common Stock equal to 1.5% of the sum of (i) the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock into Common Stock held by each such Series A Investor, and (ii) the number of shares of Common Stock issuable upon exercise of the Series A Warrants held by each such Series A Investor (the “EFFECTIVE DATE DEADLINE”). In addition, for each subsequent thirty (30) day period after the Effective Date Deadline that the Registration Statement is not declared effective by the SEC, then, in lieu of monetary damages or specific performance, the Company shall issue to each Series A Investor an additional Series A Warrant exercisable for the number of shares of Common Stock equal to 1.5% of the sum of (i) the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock held by each such Series A Investor, and (ii) the number of shares of Common Stock issuable upon exercise of the Series A Warrants held by each such Series A Investor; provided, however, that in no event shall the aggregate number of shares of Common Stock issuable upon exercise of the Series A Warrants issued pursuant to this Section 2.1(c) exceed nine percent (9.0%) of the Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Series A Warrants originally issued on the date of this Agreement. Issuances under this subparagraph (c) are in addition to any issuance that may occur under subparagraph (b) above.

The penalty warrants issuable under this subparagraph (c) shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reclassification, or other similar event affecting the common shares issuable upon conversion of the Series A Preferred Stock and exercise of the Series A Warrants. The penalty warrants issuable under subparagraph (b) above and under this subparagraph (c) shall be the sole and exclusive remedy for failure to file the Registration Statement or to have the Registration Statement declared effective.
     b. OBLIGATIONS OF THE COMPANY. Whenever required under this Section 2 to effect the registration of any Registerable Securities, the Company shall use its commercially reasonable efforts to:
          i. prepare and file with the SEC a registration statement with respect to such Registerable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and keep such registration statement effective until the earlier of (A) the first anniversary of the Closing and (B) the date all Holders of Registerable Securities can sell such Registerable Securities without restriction within a 180-day period;
          ii. prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;
          iii. furnish to the Security Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request to facilitate the disposition of Registerable Securities owned by them; and
          iv. use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of of up to ten states designated in writing by the majority of the Security Holders within ten days after the Closing; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.
     c. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registerable Securities of a Holder that such Holder shall furnish to the Company such information regarding itself, the Registerable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registerable Securities.
     d. DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

     e. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Security Holders the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its commercially reasonable efforts to:
          i. make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;
          ii. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
          iii. furnish to any Holder, so long as the Security Holder owns any Registerable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.
     f. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registerable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities, provided that:
          i. the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and
          ii. such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.
     g. NO TRADING IN COMMON STOCK UNTIL CERTIFICATE RECEIVED. Each Security Holder hereby agrees that, unless the Security Holder has taken possession of the stock certificate for Common Stock, it or its Affiliates will not:
          i. lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or indirectly dispose of Common Stock not yet received, or
          ii. enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership for Common Stock not yet received.
     h. OBLIGATIONS OF THE SECURITY HOLDERS.

          i. Each Security Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Security Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Security Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by this Section 2 until its receipt of copies of the supplemented or amended prospectus from the Company, such prospectus to be forwarded promptly to the Security Holder by the Company, and, if so directed by the Company, each Security Holder shall deliver to the Company all copies, other than permanent file copies then in such Security Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
          ii. As a condition to the inclusion of its Registrable Securities, each Security Holder shall furnish to the Company such information regarding such Security Holder and the distribution proposed by such Security Holder as the Company may reasonably request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article V.
          iii. Each Security Holder hereby covenants with the Company not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act and any state securities laws to be satisfied and agrees not to make any sale of the Registrable Securities in jurisdictions other than those designated pursuant to Section 2(b).
          iv. Each Security Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.
          v. Each Security Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.
          vi. At the end of the period during which the Company is obligated to keep the Registration Statement current and effective as described above, the Security Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Security Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

          vii. Each Security Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by this Section 2 during (i) any period not to exceed two 90-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (ii) any period not to exceed two 90-day periods within any one 12-month period, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.
          viii. All selling expenses relating to the sale of securities registered by or on behalf of Security Holders shall be borne by such Security Holders, including all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Security Holder.
          ix. Each Security Holder agrees to hold the Company and its directors, officers, employees, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by any of them as a result of (i) any misrepresentation made by the Security Holder contained in this Agreement, (ii) any sale or distribution by the Security Holder in violation of the Act or any applicable state securities or “blue sky” laws or (iii) any untrue statement of a material fact made by the Security Holder to the Company, including the information regarding the Security Holder contained in the registration statement.
     3. SERIES A INVESTORS’ RIGHT OF FIRST OFFER; MOST FAVORED NATIONS EXCHANGE.
     a. RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this Section 3(a) and applicable securities laws, if the Company proposes to offer or sell any New Securities within twelve (12) months after the Closing, the Company shall first make an offering of such New Securities to each Series A Investor in accordance with the following provisions of this Section 3 (the “RIGHT OF FIRST OFFER”). A Series A Investor shall be entitled to apportion the right of first offer hereby granted to it among itself and its partners, members, and Affiliates in such proportions as it deems appropriate subject to any applicable securities laws limitations and subject to such Persons who acquire New Securities becoming a party to this Agreement.
          i. The Company shall deliver a notice in accordance with the provisions of Section 6(e) hereof (the “OFFER NOTICE”) to each of the Security Holders stating (i) its bona fide intention to offer such New Securities; (ii) the number of such New Securities to be offered; and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.
          ii. By written notification received by the Company, within ten (10) calendar days after mailing of the Offer Notice, each of the Security Holders may elect to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities that equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock (and any other securities convertible into, or otherwise exercisable or exchangeable for, shares of Common Stock) then held, by such Series A Investor bears to the total number of shares of Common Stock of the Company issued and held, or issuable upon conversion of the Series A Preferred Stock then held, by all of the Security Holders. The Company promptly shall inform in writing each Series A Investor that elects to purchase all the shares available to it (each, a “FULLY EXERCISING INVESTOR”) of any other Series A Investor’s failure to do likewise. During the ten (10) day period commencing after receipt of such information, each Fully Exercising Investor shall be entitled to obtain that portion of the New Securities for which Security Holders were entitled to subscribe but for which the Security Holders did not subscribe that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Series A Preferred Stock then held, by such Fully Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares.
          iii. If all New Securities referred to in the Offer Notice are not elected to be purchased or obtained as provided in Section 3(a)(ii) hereof, the Company may, during the ninety (90) day period following the expiration of the period provided in Section 3(a)(ii) hereof, offer the remaining unsubscribed portion of such New Securities (collectively, the “REFUSED SECURITIES”) to any Person(s) at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Security Holders in accordance with this Section 3(a)
     b. EXPIRATION OF RIGHT OF FIRST OFFER. The Right of First Offer provided to each Series A Investor under this Section 3 shall expire, with respect to any shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock (and any other securities convertible into, or otherwise exercisable or exchangeable for, shares of Common Stock), when such shares are sold into the public market pursuant to an effective Registration Statement, such that the Right of First Offer provided hereunder to each Series A Investor shall not be transferable to any purchaser for value who acquires the shares on the public market.
4. MISCELLANEOUS.
     a. TRANSFERS, SUCCESSORS, AND ASSIGNS; JOINDER. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
     b. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Florida as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Florida, without regard to its principles of conflicts of laws.

     c. COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document, and all counterparts shall be construed together and shall constitute one instrument. This Agreement may be executed by any party by delivery of a facsimile signature, which signature shall have the same force as an original signature. A facsimile or photocopied signature shall be deemed to be the functional equivalent of an original for all purposes.
     d. HEADINGS. The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.
     e. NOTICES. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or Exhibit “A” hereto, or to such address or facsimile number as subsequently modified by written notice given in accordance with this Section 6(e). All notices to the Company shall be sent to:
Cruisestock, Inc.

(Fax): (                    )
     f. COSTS OF ENFORCEMENT. If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys’ fees.
     g. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Series A Preferred Stock then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Series A Preferred Stock or Registrable Securities then outstanding, each future holder of all such Series A Preferred Stock or Registrable Securities, and the Company. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination, or waiver effected in accordance with this Section 6(g) shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition, or provision.

     h. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.
     i. AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
     j. ADDITIONAL INVESTORS. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Series A Preferred Stock after the date hereof, any purchaser of such shares shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and, thereafter, shall be deemed an “Investor” for all purposes hereunder.
     k. DELAYS OR OMISSIONS. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.
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[Signature page to Investor Rights Agreement]
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.

Cruisestock, Inc.

By:

Name:

Title:

PURCHASER OF SERIES A PREFERRED STOCK

If an Individual Investor:

Sign:

Print Name:

If an Entity Investor:

Print Name of Entity:

Sign:

Print Your Name:

Title: